Income Taxes (Components of Income Tax Expense) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes
Current, federal	$ (420)	$ 307	$ 2,849
Deferred - net, federal	2,555	(2,105)	2,149
Total federal income tax	2,135	(1,798)	4,998
Current, state, local and foreign	23	141	1,193
Deferred - net, state, local and foreign	374	495	(100)
Total state, local and foreign income tax	397	636	1,093
Total	$ 2,532	$ (1,162)	$ 6,091